Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Veronica Vallejo, Chief Financial Officer of OncoSec Medical Incorporated (the “Company”) hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                 the Quarterly Report on Form 10-Q of the Company for the period ended April 30, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)                                 the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 13, 2014	By:	/s/ Veronica Vallejo
Veronica Vallejo
Chief Financial Officer (Principal Financial Officer)